Van Kampen Municipal Opportunity Trust
                       Item 77(o) 10F-3 Transactions
                     October 1, 2002 - March 31, 2003



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
              10/24/  $101.5  $756,095,00  3,000,0   0.397%  0.700
                02       6         0         00                %    JP Morgan,
 Triborough                                                            Bear
 Bridge and                                                         Stearns &
   Tunnel                                                            Co, Inc,
 Authority                                                            Lehman
   Series                                                           Brothers,
   2002E                                                              First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Merrill
                                                                     Lynch &
                                                                    Co, Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    UBS Paine
                                                                      Webber
                                                                     Inc, ABN
                                                                       AMRO
                                                                    Financial
                                                                     Services
                                                                       Inc,
                                                                      Advest
                                                                    Inc/Lebent
                                                                    hal & Co,
                                                                    CIBC World
                                                                     Markets,
                                                                     Commerce
                                                                     Capital
                                                                     Markets,
                                                                    Fanestock
                                                                    & Co Inc,
                                                                     Jackson
                                                                    Securities
                                                                    , Quick &
                                                                     Reilly,
                                                                       Inc,
                                                                    Ramirez &
                                                                     Co Inc,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                     Inc, RBC
                                                                       Dain
                                                                     Rauscher
                                                                       Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                       Inc,
                                                                     Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                       LLC,
                                                                     Wachovia
                                                                      Bank,
                                                                     National
                                                                    Associatio
                                                                        n

Los Angeles   02/21/  $106.2  $2,100,000,  5,000,0   0.238%  1.721   Merrill
  Unified       03       2        000        00                %     Lynch &
   School                                                            Co, Banc
  District                                                          of America
                                                                    Securities
                                                                       LLC,
                                                                      Lehman
                                                                    Brothers,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    UBS Paine
                                                                      Webber
                                                                    Inc, E.J.
                                                                    De La Ross
                                                                    & Co Inc,
                                                                    Prudential
                                                                    Securities
                                                                    , Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                    LLC, U.S.
                                                                     Bancorp
                                                                      Piper
                                                                     Jaffrey